EXHIBIT 10.14

ASSIGNMENT

WHEREAS, Amir Pelleg of 24 Dartmouth Lane, Haverford, Pennsylvania 19041-1020 and Edward S. Schulman of 911 Bonaparte Court, Philadelphia, Pennsylvania 19107, hereinafter generally referred to as “ASSIGNORS”, are the owners, by assignment, of the inventions disclosed and claimed in the following U.S. and patent arid patent application:

Patent No/ Patent Application No.	Issue Date/ Filing Date	Title
Patent Application No. 09/381,692	December 2, 1999	Modulation of Human Mast Cell Activation
U.S. Patent No. 5,874,420	February 23, 1999	A Process for Regulating Vagal Tone

WHEREAS, Duska Scientific Co., a corporation organized and existing under the laws of the State of Delaware, having a place of business at 24 Dartmouth Lane, Haverford, Pennsylvania 19041-1020, hereinafter generally referred to as “ASSIGNEE,” is desirous of acquiring said inventions and said Letters Patent, including any choses in action;

NOW, THEREFORE, in consideration of the sum of One Dollar and other good and valuable executed consideration, the full receipt and sufficiency of all of which are hereby acknowledged, and intending to be legally bound hereby, WE, the undersigned ASSIGNORS, hereby agree to sell, assign, transfer and convey and by these presents do sell, assign, transfer and convey unto the above-named ASSIGNEE, the whole and entire right, title and interest in and to said inventions as described above, for the territory of the United States and its possessions and territories and all foreign countries, and in and to the above Letters Patent and application for Letters Patent, and any and all United States Letters Patent which may be granted on said application and all United States and foreign Letters Patent which may be granted on said inventions including divisions, reissues and continuations, including the right to sue for and recover all damages for past infringements;

said inventions, application and Letters Patent to he held and enjoyed by the above-named ASSIGNEE, for ASSIGNEE’S own use and behoof, and for ASSIGNEE’S legal representatives and assigns to the full end of the term or terms for which said Letters Patent may be granted, as fully and entirely as the same would have been held by the undersigned ASSIGNORS had this assignment and sale not been made; and for the aforesaid consideration ASSIGNORS hereby covenants, agrees and undertakes to execute, whenever requested by the above-named ASSIGNEE, all patent applications, assignments, lawful oaths and any other papers which ASSIGNEE may deem necessary or desirable for securing to ASSIGNEE or for maintaining for ASSIGNEE all the Letters Patent hereby assigned or agreed to be assigned; all without further compensation to the undersigned ASSIGNORS and the choses in action therefor, all without further compensation to ASSIGNEE.

By:	/s/ A. Pelleg
Amir Pelleg

NOTARIAL CERTIFICATION

Commonwealth of Pennsylvania
ss
County of Philadelphia	: Philadelphia

BEFORE ME, the undersigned Notary Public, on this 14th day of December, 2001 personally appeared Amir Pelleg, personally known to me (or proven to me on the basis of satisfactory evidence) to be the person who executed the foregoing instrument, and acknowledged to me that the instrument was the free deed and act of said corporation for the purposes therein set forth and intending that this instrument be recorded

[seal]	/s/ Sheila M. Gillespie	NOTARIAL SEAL
	NOTARY PUBLIC	Sheila M. Gillespie, Notary Public City of Philadelphia, Phila. County My commission expires Dec. 25, 2003

By:	/s/ Edward S. Schulman
Edward S. Schulman

NOTARIAL CERTIFICATION

Commonwealth of Pennsylvania
ss
County of Philadelphia	:

BEFORE ME, the undersigned Notary Public, on this 14th day of December, 2001 personally appeared Edward S. Schulman, personally known to me (or proven to me on the basis of satisfactory evidence) to be the person who executed the foregoing instrument, and acknowledged to me that the instrument was the free deed and act of said corporation for the purposes therein set forth and intending that this instrument be recorded

[seal]	/s/ Sheila M. Gillespie	NOTARIAL SEAL
	NOTARY PUBLIC	Sheila M. Gillespie, Notary Public City of Philadelphia, Phila. County My commission expires Dec. 25, 2003